EXHIBIT 10.15
NETEZZA CORPORATION
Amendment No. 2 to
Third Amended and Restated Investor Rights Agreement
     This Amendment No. 2, dated as of April 30, 2007, amends the Third Amended and Restated Investor Rights Agreement, as amended, dated as of December 22, 2004 among Netezza Corporation, a Delaware corporation (the “Company”), the Founders and the Purchasers (the “Investor Rights Agreement”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.
     WHEREAS, the Company and the Stockholders desire to amend the Investor Rights Agreement in anticipation of the initial public offering of the Company’s common stock;
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties to this Amendment No. 2 hereby agree as follows:
     1. Section 1 of the Investor Rights Agreement is hereby amended by deleting the figure “$4.46 per share” from the definition of “Initial Public Offering” and inserting the figure “$3.50 per share” in substitution therefor.
     This Amendment No. 2 has been executed as of the date first written above.

COMPANY: NETEZZA CORPORATION
By:	/s/ Patrick J. Scannell, Jr.
	Name:	Patrick J. Scannell, Jr.
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

PURCHASERS: MATRIX PARTNERS VI, L.P.
By:	Matrix VI Management Co., L.L.C., its General Partner
By:	/s/ Paul J. Ferri
Name:	Paul J. Ferri
Managing Member

MATRIX VI PARALLEL PARTNERSHIP-A, L.P.

By:	Matrix VI Management Co., L.L.C., its General Partner
By:	/s/ Paul J. Ferri
Name:	Paul J. Ferri
Managing Member

MATRIX VI PARALLEL PARTNERSHIP-B, L.P.
By:	Matrix VI Management Co., L.L.C., its General Partner
By:	/s/ Paul J. Ferri
Name:	Paul J. Ferri
Managing Member

WESTON & CO. VI LLC, as Nominee
By:	Matrix Partners Management Services, L.P. Sole Member
By:	Matrix Partners Management Services, GP, LLC, its General Partner
By:	/s/ Paul J. Ferri
Name:	Paul J. Ferri
Authorized Member

Amendment No. 2 to Third Amended and Restated Investor Rights Agreement

CHARLES RIVER PARTNERSHIP XI, LP
By:	Charles River XI GP, LP Its General Partner By: Charles River XI GP, LLC Its: General Partner

By:	/s/ Ted R. Dintersmith
Authorized Manager

Address:	1000 Winter Street, Suite 3300 Waltham, MA 02451

CHARLES RIVER FRIENDS XI-A, LP
By:	Charles River XI GP, LLC Its: General Partner

By:	/s/ Ted R. Dintersmith
Authorized Manager

Address:	1000 Winter Street, Suite 3300 Waltham, MA 02451

CHARLES RIVER FRIENDS XI-B, LP
By:	Charles River XI GP, LLC Its: General Partner

By:	/s/ Ted R. Dintersmith
Authorized Manager

Address:	1000 Winter Street, Suite 3300 Waltham, MA 02451

Amendment No. 2 to Third Amended and Restated Investor Rights Agreement

BATTERY VENTURES VI, L.P. By: Battery Partners VI, LLC
By:	/s/ Scott R. Tobin
Member Manager

BATTERY INVESTMENT PARTNERS VI, LLC
By:	/s/ Scott R. Tobin
Member Manager

Amendment No. 2 to Third Amended and Restated Investor Rights Agreement

Sequoia Capital X Sequoia Technology Partners X Sequoia Capital X Principals Fund
By:	SC X Management, L.L.C. A Delaware Limited Liability Company General Partner of Each
By:	/s/ Douglas M. Leone
Managing Member

Amendment No. 2 to Third Amended and Restated Investor Rights Agreement

MERITECH CAPITAL PARTNERS II L.P.
By:	Meritech Capital Associates II L.L.C. its General Partner
By:	Meritech Management Associates II L.L.C. a managing member
By:	/s/ Michael B. Gordon
Michael B. Gordon, a managing member

MERITECH CAPITAL AFFILIATES II L.P.
By:	Meritech Capital Associates II L.L.C. its General Partner
By:	Meritech Management Associates II L.L.C. a managing member
By:	/s/ Michael B. Gordon
Michael B. Gordon, a managing member

MCP ENTREPRENEUR PARTNERS II L.P.
By:	Meritech Capital Associates II L.L.C. its General Partner
By:	Meritech Management Associates II L.L.C. a managing member
By:	/s/ Michael B. Gordon
Michael B. Gordon, a managing member

Amendment No. 2 to Third Amended and Restated Investor Rights Agreement